Fourth Quarter 2005 Results

Supplemental Information
March 15, 2006

Fourth Quarter 2005 Investor Update
“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words.  We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control.  Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures and presents 2004 results as if Starpower were 100% owned during 2004. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

Fourth Quarter 2005 Investor Update
2005 Highlights
➢
Launched new RCN brand
➢
Industry leading subscriber metrics
➢
Initiated margin expansion program
➢
Launched 50K new/rebuilt homes
➢
Strategic footprint expansion – Con Edison Communications
➢
Strategically positioned to exit non-core assets – Megacable
➢
2005 results met/exceeded guidance

Fourth Quarter 2005 Investor Update
2005 Results
Guidance(1)
405,000 – 410,000
$560M
$85 – $90M
$75 - $80M
(1) Updated 12/8/05
409,000
Customers
$561M
Revenue
$90.7M
EBITDA
$74.5M
Capital Expenditures
Delivering on Expectations

Fourth Quarter 2005 Investor Update
Deliver Robust EBITDA & Cash Flow Growth
Margin Expansion
Revenue Growth
Portfolio
Management
➢
Improve productivity
➢
Renegotiate contracts
➢
Reduce overhead
➢
Groom network
➢
Increase ARPC
➢
Increase penetration
➢
Increase homes passed
➢
Commercial
➢
Realize value of
non-core assets
➢
Evaluate opportunistic
M&A alternatives
Strategy

Fourth Quarter 2005 Investor Update
Boston
Metro
➢
On March 6, 2006, we reached an agreement to sell our 49%
interests in Megacable and MCM for after-tax proceeds of $300 million in cash
➢
Purchaser is Teleholding, a Mexican entity comprised of the
current shareholders of Megacable and MCM
➢
Implied pre-tax value is $350 million
➢
Proceeds will be used to substantially reduce debt, resulting in nearly $30 million interest savings per year
➢
Significantly enhances RCN's financial and strategic flexibility
➢
Deal is expected to close by March 24, 2006, subject only to certain regulatory filings by Teleholding
Megacable

Fourth Quarter 2005 Investor Update
Average Revenue per Customer
Industry Leading Metrics Continue to Improve
Digital Penetration
Bundle Percentage
Revenue Generating Units
Key Operating Metrics

Fourth Quarter 2005 Investor Update
  Add - Ons
Basic
Custom
Total
Communications
Product
Local Phone
Local & LD Phone
with Features
Local & LD Phone
with Features
   Expanded Basic
Cable
   Expanded Basic
Cable
   Expanded Basic &
New Digital Cable
   768 kbps /
128 kbps
5 mbps /
384 kbps
10 mbps / 800 kbps
with Home Network
Internet
Cable
Phone
   DVR, HD, VOD,
SVOD
20 Mbps /
2 Mbps
International Dialing
Leading Triple Play Offers

Fourth Quarter 2005 Investor Update
Drive Growth in Core Residential and Commercial Revenue
Revenue Growth Initiatives
➢
Increase Total Revenues
•
Continue to migrate customers to Triple Play
•
Upsell under-penetrated nodes
•
2006 Rate Increases implemented in January / February
➢
Increase Market Share
•
Add new products & bundles
•
Segment marketing
•
Local sales focus
•
“Cold Pocket” and “Tuck-In” opportunities
➢
Invest in Commercial
•
Leverage robust network / integrate ConEd footprint
•
Cross-sell products into ConEd customer base

Fourth Quarter 2005 Investor Update
Targeting at least $25M of G&A savings in 2006
Cost Initiatives
➢
Programming
•
Renegotiate contracts to lower rates and mitigate future increases
•
Realign channels into higher margin bundles
•
Promote fairness in competition through regulatory strategy
➢
Network
•
Renegotiate voice services contracts
•
Remove unnecessary network elements
➢
General & Administrative
•
Reduce people-related costs through centralization, automation, and improved service quality
•
Decrease spending on consultants, advisors and contractors
•
Lower payments on property taxes and other third-party fees

Fourth Quarter 2005 Investor Update
($ in millions)
Key Investments for revenue growth and operating efficiency
Capital Expenditures
➢
Infrastructure
•
25,000 New / Re-built Homes
•
New Product Development
•
Commercial Network Development
•
Network Enhancements
➢
Success-Based
•
Customer Premise Equipment
•
New Customer Installs
➢
Support Systems
•
Billing System Upgrades
•
Work force Automation Tools
•
Website E-Commerce Functionality
•
Data Center Upgrade

Fourth Quarter 2005 Investor Update
Strengthens RCN’s Northeast Corridor Presence
Con Edison Acquisition Update
➢
Closing expected March 17th
➢
Adds 190+ on-net buildings (combined total over 750)
➢
Route diversity and river crossings provide superior positioning for disaster recovery networks
➢
Experienced sales, engineering, and support resources
➢
2006 Outlook (April – December)
•
Revenue $35-40 million
•
EBITDA $0-5 million
•
Capex $5-10 million

Fourth Quarter 2005 Investor Update
2005
Revenue Trends
Commercial Revenue
Total Revenue
Core Residential Revenue
Other Residential Revenue(1)
1.
Other residential revenue includes dial-up, reciprocal compensation and RCNE revenue
($ in millions)
$496.0
$507.8
$244.5
$250.2
$96.7
$109.2
$149.8
$141.5
2004
Voice
Video
Data
Other
$5.0
$6.9

Fourth Quarter 2005 Investor Update
Direct Cost
Sales, General & Administrative
EBITDA & EBITDA Margin(1)
($ in millions)
1. 2005 EBITDA includes $2.6M benefit from cumulative effect of accounting change
Free Cash Flow
3%
Reduction
3%
Reduction
18% Increase
14% Margin
16% Margin
Key Financial Trends

Fourth Quarter 2005 Investor Update
Revenue
Sales, General & Administrative
Direct Cost
EBITDA & EBITDA Margin
($ in millions)
$140
$139
$140
Quarterly Results

Fourth Quarter 2005 Investor Update
Strong Financial Position
Debt / Net Debt
Interest Coverage Ratio(1)
Leverage Ratio(1)
Cash & Short Term Investments
(1)  Calculated on a trailing 12 month basis
($ in millions)

Fourth Quarter 2005 Investor Update
Proforma Financial Position (1)
Debt / Net Debt
Interest Coverage Ratio(2)
Leverage Ratio(2)
Cash & Short Term Investments
(1)
Proforma includes the pending sale of Megacable and the acquisition of ConEd
(2)
Calculated on a trailing 12 month basis
($ in millions)

Fourth Quarter 2005 Investor Update
Revenue                                                                              $600 -$605M
EBITDA                                                                              $115 - $120M
Capital Expenditures                                                             $85 - $90M
(1)  Includes impact of ConEd, which is expected to close in mid-late March
2006 Outlook (1)

Fourth Quarter 2005 Investor Update
Cost Reductions
✓
Programming
✓
Telco
✓
G&A
Revenue Growth
✓
Rebranding
✓
New Homes
✓
Commercial
Portfolio Management
✓
Megacable
✓
Con Edison
2005 Scorecard

Fourth Quarter 2005 Investor Update
Financial
Operational
Portfolio
2006 Objectives
➢
Continue cost reduction and margin expansion
efforts
➢
Generate free cash flow in 2H06
➢
Develop new products/services to increase
penetration and revenue
➢
Improve service quality and service delivery
➢
Maintain leadership on subscriber metrics
➢
Evaluate divestiture of west cost properties
➢
Reinvest and strengthen northeast corridor
presence